As of January 31, 2009, the following persons or entities now own more than 25% of a funds voting security.

Person/Entity
CHARLES SCHWAB AND CO INC
ULTRASMALL-CAP-INVESTOR               35.87%
NATIONAL FINANCIAL SERVICES LLC
ULTRABULL-SERVICE                     26.18%
NATIONAL FINANCIAL SERVICES LLC
SMALL-CAP VALUE-SERVICE               74.47%
NATIONAL FINANCIAL SERVICES LLC
MID-CAP VALUE-SERVICE                 64.45%
CHARLES SCHWAB AND CO INC
REAL ESTATE-INVESTOR                  55.44%
NATIONAL FINANCIAL SERVICES LLC
PHARMACEUTICALS-INVESTOR              39.04%
NATIONAL FINANCIAL SERVICES LLC
ULTRABULL-INVESTOR                    26.18%
NATIONAL FINANCIAL SERVICES LLC
CONSUMER SERVICES - INVESTOR          29.36%
AMERITRADE INC
TECHNOLOGY-INVESTOR                   53.59%
NATIONAL FINANCIAL SERVICES LLC
INDUSTRIALS - INVESTOR                44.06%
NATIONAL FINANCIAL SERVICES LLC
U.S. GOVERNMENT PLUS -INVESTOR        37.44%
AMERITRADE INC
LARGE-CAP GROWTH-INVESTOR             26.29%
NATIONAL FINANCIAL SERVICES LLC
SEMICONDUCTOR-SERVICE                 38.38%
NATIONAL FINANCIAL SERVICES LLC
PHARMACEUTICALS-SERVICE               39.04%
AMERITRADE INC
TECHNOLOGY-SERVICE                    53.59%
CHARLES SCHWAB AND CO INC
ULTRASHORT NASDAQ-100-INVESTOR        25.18%
NATIONAL FINANCIAL SERVICES LLC
U.S. GOVERNMENT PLUS-SERVICE          37.44%
NATIONAL FINANCIAL SERVICES LLC
LARGE-CAP VALUE-SERVICE               36.42%
CHARLES SCHWAB AND CO INC
ULTRAMID-CAP-INVESTOR                 37.19%
CHARLES SCHWAB AND CO INC
RISING U.S DOLLAR-INVESTOR            26.59%
AMERITRADE INC
SHORT OIL & GAS - INVESTOR            29.39%
NATIONAL FINANCIAL SERVICES LLC
SHORT PRECIOUS METALS-INVESTOR        31.09%
CHARLES SCHWAB AND CO INC
ULTRAJAPAN-INVESTOR                   32.52%
AMERITRADE INC
SHORT OIL & GAS - SERVICE             29.39%
NATIONAL FINANCIAL SERVICES LLC
SHORT OIL & GAS - SERVICE             30.16%
NATIONAL FINANCIAL SERVICES LLC
SHORT PRECIOUS METALS-SERVICE         31.09%
TRUST COMPANY OF AMERICA
ULTRASHORT INTERNATIONAL-INVESTOR     33.27%
CHARLES SCHWAB AND CO INC
ULTRAEMERGING MARKETS-INVESTOR        34.70%
CHARLES SCHWAB AND CO INC
ULTRAEMERGING MARKETS-SERVICE         34.70%



As of January 31, 2009, the following
persons or entities no longer own
more than 25% of a funds voting security.

Person/Entity
CHARLES SCHWAB AND CO INC
INDUSTRIALS - INVESTOR                23.96%
NATIONAL FINANCIAL SERVICES LLC
BANKS-INVESTOR                        12.24%
MILLENNIUM TRUST COMPANY LLC
SHORT NASDAQ-100-INVESTOR             0.00%
MILLENNIUM TRUST COMPANY LLC
SHORT SMALL-CAP-INVESTOR              0.00%
NATIONAL FINANCIAL SERVICES LLC
NASDAQ-100-SERVICE                    21.13%
NATIONAL FINANCIAL SERVICES LLC
BASIC MATERIALS-SERVICE               0.00%
AMERITRADE INC
CONSUMER GOODS - SERVICE              0.00%
AMERITRADE INC
SEMICONDUCTOR-SERVICE                 14.16%
CHARLES SCHWAB AND CO INC
OIL & GAS - SERVICE                   23.33%
NATIONAL FINANCIAL SERVICES LLC
FINANCIALS - SERVICE                  0.00%
NATIONAL FINANCIAL SERVICES LLC
BANKS-SERVICE                         12.24%
NATIONAL FINANCIAL SERVICES LLC
ULTRASHORT DOW 30-INVESTOR            24.63%
NATIONAL FINANCIAL SERVICES LLC
ULTRASHORT SMALL-CAP-INVESTOR         17.24%
GENWORTH  FINANCIAL TRUST COMPANY
ULTRASHORT SMALL-CAP-INVESTOR         0.00%
NATIONAL FINANCIAL SERVICES LLC
ULTRAMID-CAP-INVESTOR                 15.94%
NATIONAL FINANCIAL SERVICES LLC
RISING U.S DOLLAR-INVESTOR            18.52%
NATIONAL FINANCIAL SERVICES LLC
SHORT REAL ESTATE - INVESTOR          24.71%
NATIONAL FINANCIAL SERVICES LLC
ULTRASHORT DOW 30-SERVICE             24.63%
NATIONAL FINANCIAL SERVICES LLC
ULTRASHORT SMALL-CAP-SERVICE          17.24%
RSBCO
SMALL-CAP VALUE-INVESTOR              2.56%
NATIONAL FINANCIAL SERVICES LLC
RISING U.S DOLLAR-SERVICE             18.52%
NATIONAL FINANCIAL SERVICES LLC
SHORT REAL ESTATE - SERVICE           24.71%
FIRST TRUST CORPORATION
SMALL-CAP GROWTH-INVESTOR             0.00%
NATIONAL FINANCIAL SERVICES LLC
MID-CAP-INVESTOR                      13.89%
NATIONAL FINANCIAL SERVICES LLC
ULTRAINTERNATIONAL-INVESTOR           24.74%
CHARLES SCHWAB AND CO INC
ULTRASHORT INTERNATIONAL-INVESTOR     9.42%
NATIONAL FINANCIAL SERVICES LLC
ULTRAEMERGING MARKETS-INVESTOR        21.19%
CHARLES SCHWAB AND CO INC
ULTRASHORT EMERGING MARKETS-INVESTOR  20.24%
NATIONAL FINANCIAL SERVICES LLC
ULTRACHINA-INVESTOR                   23.52%
NATIONAL FINANCIAL SERVICES LLC
MID-CAP GROWTH-INVESTOR               15.42%
NATIONAL FINANCIAL SERVICES LLC
ULTRAEMERGING MARKETS-SERVICE         21.19%
AMERITRADE INC
ULTRACHINA-SERVICE                    3.85%
MARK NEUBIESER
EUROPE 30-INVESTOR                    14.74%
DAN ZAK
EUROPE 30-INVESTOR                    2.70%
FIRST TRUST CORPORATION
EUROPE 30-INVESTOR                    0.00%
NATIONAL FINANCIAL SERVICES LLC
EUROPE 30-INVESTOR                    7.79%
CHARLES SCHWAB AND CO INC
EUROPE 30-INVESTOR                    11.35%
JOSEPH M IZEN
EUROPE 30-INVESTOR                    0.00%
AMERITRADE INC
EUROPE 30-INVESTOR                    3.45%
J VAN BUCHANAN
EUROPE 30-INVESTOR                    1.85%
DEBBIE CHOU-NEUBIESER
EUROPE 30-INVESTOR                    1.43%
RODNEY N TURNER
EUROPE 30-INVESTOR                    0.00%